Exhibit 99.2

Zura Bio Announces Oversubscribed $112.5 Million Private Placement

-	Financing includes new and existing leading life sciences institutional investors

-	Strengthened balance sheet expected to fund operations through 2027

Henderson, Nev – April 18, 2024 - Zura Bio Limited (Nasdaq: ZURA) (“Zura Bio”), a clinical stage, multi-asset immunology company developing novel dual-pathway antibodies for autoimmune and inflammatory diseases, today announced that it has entered into subscription agreements for private placement that is expected to result in gross proceeds of approximately $112.5 million, before deducting placement agent fees and offering expenses (the “Private Placement”).

The Private Placement is led by Access Biotechnology and a leading life sciences-focused institutional investor, and includes participation from other new and existing investors, including RA Capital Management, Deep Track Capital, Great Point Partners, LLC, Suvretta Capital, funds managed by Allostery Investments LP, Armistice Capital, and other large investment management firms.

Zura Bio has agreed to sell an aggregate of approximately 20.1 million Class A ordinary shares at a purchase price of $3.108 per share, and, in lieu of Class A ordinary shares to certain investors, pre-funded warrants to purchase up to an aggregate of 16.1 million Class A ordinary shares at a purchase price of $3.107 per pre-funded warrant. Each pre-funded warrant will have an exercise price of $0.001 per ordinary share, and will be immediately exercisable and remain exercisable until exercised in full. The Private Placement is being conducted in accordance with applicable Nasdaq rules and was priced to satisfy the “Minimum Price” requirement (as defined in the Nasdaq rules). The private placement is expected to close on April 22, 2024, subject to satisfaction of customary closing conditions.

Anticipated proceeds from the private placement are expected to support the accelerated development of tibulizumab (ZB-106), including the planned Phase 2 clinical trial in systemic sclerosis (SSc), the initiation of a Phase 2 trial evaluating tibulizumab for the treatment of hidradenitis suppurativa (HS), and general corporate purposes. The combination of anticipated net proceeds with existing cash and cash equivalents is expected to support operations through 2027.

Piper Sandler, Guggenheim Securities, and Cantor served as lead placement agents for the Private Placement.

The securities are being sold in a private placement and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Zura Bio has agreed to file a resale registration statement with the U.S. Securities and Exchange Commission (the “SEC”), for purposes of registering the resale of the Class A ordinary shares and the Class A ordinary shares underlying the pre-funded warrants issued or issuable in connection with the Private Placement.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer or sale would be unlawful prior to the registration or qualification under the securities laws of such state. Any offering of the shares under the resale registration statement will only be by means of a prospectus.

ABOUT ZURA BIO

Zura Bio is a clinical-stage, multi-asset immunology company developing novel dual-pathway antibodies for autoimmune and inflammatory diseases. Currently, Zura Bio is developing three assets which have completed Phase 1/1b studies and are Phase 2 ready. The company is developing a portfolio of therapeutic indications for tibulizumab (ZB-106), ZB-168, and torudokimab (ZB-880), with a goal of demonstrating their efficacy, safety, and dosing convenience in autoimmune and inflammatory diseases, including systemic sclerosis and other novel indications with unmet needs.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements in this release include, but are not limited to, statements regarding Zura Bio’s anticipated proceeds to be received in the proposed Private Placement, expected timing of closing of the proposed Private Placement and the size, completion and use of proceeds of the proposed Private Placement, the forecast of cash runway and the Company’s expectations regarding funding, operating and working capital expenditures, business strategies and objectives, statements related to Zura Bio’s abilities to achieve anticipated internal readouts and achieve them in expected time periods, Zura Bio’s product candidates, clinical trials and the design and timing thereof, statements with respect to expected therapeutic potential and statements regarding Zura Bio’s product candidates ability to proceed into Phase 2 clinical trials. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and the ability to consummate the proposed Private Placement and the timing and proceeds thereof; are difficult or impossible to predict and could differ materially from those expressed or implied in such forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” sections of Zura Bio's 10-K for the year ended December 31, 2023 and other filings with the SEC, including: Zura Bio’s expectations regarding product candidates and their related benefits; Zura Bio’s beliefs regarding potential benefits or limitations of competing products both in development and approved; information regarding Zura Bio’s vision and strategy; anticipated timing of key events and initiation of Zura Bio’s studies and release of clinical data; Zura Bio’s expectations regarding the general acceptability and maintenance of our products by regulatory authorities, payors, physicians, and patients; Zura Bio’s ability to attract and retain key personnel; the accuracy of Zura Bio’s future operating expenses, capital requirements and needs for additional financing; Zura Bio’s ability to obtain funding for operations, including funds that may be necessary to complete development of our product candidates; the fact that Zura Bio has not completed any clinical trials and has no products approved for commercial sale; the fact that Zura Bio has incurred significant losses since inception, and it expects to incur significant losses for the foreseeable future and may not be able to achieve or sustain profitability in the future; Zura Bio’s ability to renew existing contracts; Zura Bio’s reliance on third-party contract development manufacturing organizations for the manufacture of clinical materials; Zura Bio’s ability to obtain regulatory approval for our products, and any related restrictions or limitations of any approved products; Zura Bio’s ability to effectively manage growth and competitive pressures from other companies worldwide in the therapies in which Zura Bio competes; and litigation and Zura Bio’s ability to adequately protect intellectual property rights. These risks and uncertainties may be amplified by health epidemics or other unanticipated global disruption events, which may continue to cause economic uncertainty. Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Zura Bio gives no assurance that it will achieve its expectations. Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Contact

Megan K. Weinshank

Head of Investor Relations

IR@zurabio.com

Lee M. Stern
Meru Advisors
lstern@meruadvisors.com